
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from Excite, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               DEC-31-1998
<CASH>                                          45,366
<SECURITIES>                                    16,239
<RECEIVABLES>                                   38,014
<ALLOWANCES>                                   (1,422)
<INVENTORY>                                          0
<CURRENT-ASSETS>                               148,518
<PP&E>                                          57,452
<DEPRECIATION>                                (21,515)
<TOTAL-ASSETS>                                 220,673
<CURRENT-LIABILITIES>                           59,038
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                        813
<COMMON>                                            52
<OTHER-SE>                                     142,534
<TOTAL-LIABILITY-AND-EQUITY>                   220,673
<SALES>                                              0
<TOTAL-REVENUES>                               155,360
<CGS>                                                0
<TOTAL-COSTS>                                   29,486
<OTHER-EXPENSES>                               160,062
<LOSS-PROVISION>                                 2,772
<INTEREST-EXPENSE>                               2,862
<INCOME-PRETAX>                               (37,559)
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                           (37,559)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                  (37,559)
<EPS-PRIMARY>                                   (0.79)<F1>
<EPS-DILUTED>                                   (0.79)<F1>

<F1> For purposes of this exhibit, primary means basic. In June 1998, the Board of
Directors declared a two-for-one stock split which was in the form of a 100% stock dividend. In accordance with Regulation S-K Item 601, prior period financial data schedules have not been restated for the stock split.

